UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 20, 2011
Date of Report (Date of earliest event reported)

FOX PETROLEUM INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52721	_____
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Eighth Avenue, Suite 401 New York, New York 10018	10018
(Address of principal executive offices)	(Zip Code)

(212) 560-5195
Registrant’s telephone number, including area code

545 Eighth Avenue, Suite 401
New York, New York 10018
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
__________

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Fox Petroleum Inc, a Nevada corporation (the “Company”) appointed Eugene M Egeberg, CPA as the company's new certifying accountant.  The company working Mr. Egeberg will work to bring all filings current immediately.

New independent registered public accounting firm

On July 18, 2011, the Company engaged Eugene M. Egeberg (“Egeberg”) as its independent registered public accounting firm for the Company’s fiscal year ended February 28, 2011. The decision to engage Egeberg as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the two most recent fiscal years and through July 18, 2011, the Company has not consulted with Egeberg, regarding :

1.
the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Egeberg concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03     AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Amendment to Articles of Incorporation

Effective July 16, 2011, Fox Petroleum, Inc., a corporation organized under the laws of the State of Nevada (the “Company”) filed an amendment to its Articles of Incorporation (the “Amendment”) to increase the Company’s authorized capital structure to 3,000,000,000 shares consisting of 2,950,000,000 shares of common stock, par value $0.001, and 50,000,000 shares of preferred stock, par value $0.001.

The Amendment was approved by the Board of Directors by unanimous written consent resolutions dated Juy 15, 2011 signed by all the members of the Board of Directors. The Amendment was subsequently approved by certain shareholders of the Company holding a majority of the total issued and outstanding shares of common stock of the Company by written consent resolutions dated July 15, 2011.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01                      Financial Statements and Exhibits

(a)     Financial Statements of Business Acquired.

Not applicable.

(b)     Pro forma Financial Information.

Not applicable.

(c)     Shell Company Transaction.

Not applicable.

(d)     Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOX PETROLEUM INC.

DATE: July 20, 2011	By:	/s/ William Lieberman
	Name:	William Lieberman
	Title:	Director